Exhibit 25.2

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

VIRGIN RIVER CASINO CORPORATION
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0238611 (I.R.S. employer identification no.)

950 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

RBG, LLC
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	86-0860535 (I.R.S. employer identification no.)

950 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

B & B B, INC.
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0254007 (I.R.S. employer identification no.)

950 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

Casablanca Resorts, LLC
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0492081 (I.R.S. employer identification no.)

897 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

Oasis Interval Ownership, LLC
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0500066 (I.R.S. employer identification no.)

897 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

Oasis Interval Management, LLC
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0500065 (I.R.S. employer identification no.)

897 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

Oasis Recreational Properties, Inc.
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0499167 (I.R.S. employer identification no.)

897 West Mesquite Boulevard Mesquite, Nevada (Address of principal executive offices)	89027 (Zip code)

12¾% Senior Subordinated Discount Notes due 2013
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.                                       A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No.
333-121948).

6.                                       The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 24th day of February, 2005.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

	By:	/S/ DAREN M. DI NICOLA
Name: DAREN M. DI NICOLA
Title:	VICE PRESIDENT & MANAGER

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

At the close of business November 30, 2004, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	11,020
Interest-bearing balances	20
Securities:
Held-to-maturity securities	8,930
Available-for-sale securities	29,892
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	25,700
Securities purchased under agreements to resell	111,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	2,365
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Customers’ liability to this bank on acceptances outstanding	0
Intangible assets:
Goodwill	237,448
Other Intangible Assets	17,614
Other assets	25,184
Total assets	$469,173

LIABILITIES

Deposits:
In domestic offices
Noninterest-bearing	12,587
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,193
Not applicable
Bank’s liability on acceptances executed and outstanding	0
Subordinated notes and debentures	0
Other liabilities	45,767
Total liabilities	$116,548
Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus	294,050
Retained earnings	57,632
Accumulated other comprehensive income
Other equity capital components	(57)
Total equity capital	$352,625
Total liabilities, minority interest, and equity capital	$469,173

I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Thomas J. Mastro	)	Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Richard G. Jackson	)

Nicholas C. English	)	Directors

Karen B. Shupenko	)